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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K





                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): January 2, 2001


                                 CYTOMEDIX, INC.
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             (Exact Name of Registrant as Specified in its Charter)

         Delaware                        0-28443                23-3011702
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(State or Other Jurisdiction of        (Commission          (I.R.S. Employer
      Incorporation)                    File Number)       Identification No.)


Three Parkway North, Deerfield, Illinois                     60015
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(Address of Principal Executive Offices)                     (Zip Code)


                                 (847) 405-7800
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              (Registrant's Telephone Number, Including Area Code)



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                         (Former Name or Former Address,
                          if Changed Since Last Report)

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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

     The terms "Cytomedix," "our" and "we," as used in this current report, refer to Cytomedix, Inc. Unless otherwise specified, all agreements referenced below in connection with our asset acquisition were dated as of December 26, 2000. The closing date for this transaction was January 2, 2001.

ACQUISITION OF CERTAIN ASSETS FROM CURATIVE HEALTH SERVICES, INC. AND CHS SERVICES, INC.

     We have acquired certain technology and other assets of Curative Health Services, Inc., a Minnesota corporation ("Curative"), and CHS Services, Inc., a Delaware corporation ("CHS"), pursuant to the amended and restated asset purchase agreement (the "asset purchase agreement") attached hereto as Exhibit 2.1, effective as of October 12, 2000 and executed as of December 26, 2000, between us, as buyer, and Curative and CHS, as sellers. The technology and other assets acquired by us include the intellectual property rights related to development and production of Curative's chronic wound treatment agent, Procuren(R), and all production equipment, leasehold improvements and certain other fixed assets. In addition, we have hired approximately fifty of Curative's employees associated with Procuren production, whose employment with Curative was terminated immediately prior to the closing of this transaction. We have also acquired a number of patents related to the isolation of growth factors from platelets, as well as platelet-derived peptides. Procuren is a topical solution used for the treatment of chronic, non-healing wounds and is similar in its indications to our existing product, AuTolo-Gel(TM). Both Procuren and AuTolo-Gel products belong to the industry of molecular biotechnology and cellular therapies. With the technology and other assets we have acquired from Curative, we will continue to produce and sell the Procuren product and intend to develop other products associated with it, which will compliment our current portfolio of products. Prior to this transaction, neither we nor any of our affiliates, directors or officers, nor any associate of any such director or officer, had any relationship with Curative or CHS.

     The consideration paid by us to Curative and CHS at closing was the sum of
(i) $3,782,571 in cash and promissory note (the net book value of the assets acquired), (ii) the assumption of the liabilities arising after the closing in connection with any contracts sold or assigned to us by Curative or CHS and relating to the Procuren operations, and (iii) our obligation to pay future royalties as set forth in the royalty agreement between us and Curative, which is attached hereto as Exhibit 10.2. We and Curative determined the amount of this consideration as a result of the negotiation of the asset purchase agreement and the related agreements described in this report.

     In connection with this transaction, we have entered into supply and royalty agreements with Curative. Under the supply agreement, attached hereto as
Exhibit 10.1, we will be responsible for supplying all of Curative's requirements for Procuren in the United States. Curative will have the exclusive right to sell Procuren to third party end-users in the United States; however, we will have the unrestricted right to sell Procuren on our own behalf outside the United States. We will sell Procuren to Curative at fixed prices based on the number of units sold in connection with leases for which a consent to assignment was not obtained as of the closing date of this transaction. Under certain conditions, we will have no obligation exclusively to supply Curative with its needs for Procuren, either in any individual state where the product is made, or in the United States as a whole, if the same would result in a net loss for us, unless Curative agrees to make up the net loss amount. The exclusive supply agreement will remain in effect until we receive regulatory approval from the U.S. Food and Drug Administration for the Procuren product. We expect to submit an investigational new drug application to the FDA for Procuren during this fiscal year. However, we cannot offer any assurance that we will be able to obtain such FDA approval in the foreseeable future, or at all.

     Under the royalty agreement, we will pay a royalty to Curative for sales of Procuren that we make to customers other than Curative. The royalty will be equal to a fixed percentage of sales of Procuren made in certain countries, so long as we retain patent rights for Procuren in those countries. We will also make royalty payments to Curative for sales of products that we may develop through the intellectual property we have acquired pursuant to the asset purchase agreement. This royalty will be a slightly higher percentage of net sales, up to a maximum amount of sales of the newly developed products, after which the royalty will decrease by a percentage point.

     Further, we and Curative entered into a transitional services agreement, which is attached hereto as Exhibit 10.3. Pursuant to this agreement, during six months after the closing date, Curative will provide to us certain quality assurance services, warehouse services, finance, accounting and information services and other transitional assistance, for a monthly fee plus cost reimbursement. We and Curative have also entered into an assignment and assumption agreement, attached hereto as Exhibit 10.4, pursuant to which we have agreed to assume liabilities which may arise after the closing in connection with any contracts sold or assigned to us by Curative or CHS.


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We and Curative have also entered into a lease assignment and assumption agreement, attached hereto as Exhibit 10.5, which assigned to us Curative's interest in approximately thirty leases relating to cell processing facilities engaged in Procuren production operations.

     In addition, each of Curative and CHS executed documents containing assignment of marks, assignment of patents and assignment of copyrights, as contemplated by the asset purchase agreement, attached hereto as Exhibits 10.6,
10.7 and 10.8, respectively. These agreements assigned to us the intellectual property rights formerly held by Curative and CHS in connection with the Procuren technology and operations.

FINANCING OF OUR ACQUISITION OF ASSETS

     We have financed the asset purchase price through a combination of a loan from Curative evidenced by a 10% convertible secured promissory note, given by us to Curative in the amount of $1,682,571 (attached hereto as Exhibit 4.4 (the "Curative note")), and loans from third-party lenders in the aggregate amount of $2,100,000. The principal amount of the Curative note and interest thereon will mature on April 15, 2001. If we do not repay the Curative note in full by its maturity date, we will be required to pay additional annual default interest of 5%. At any time between the issuance date and the repayment date, Curative has the option to convert this note into shares of our common stock, at a conversion price per share equal to the lesser of (i) $1.00 and (ii) the price equal to eighty percent of the average of the three intraday sale prices as reported by Bloomberg during the twenty trading days preceding the date of any request by Curative to exercise its conversion option. This conversion price is subject to adjustment for stock splits and combinations, dividends and distributions, reclassifications, reorganizations, mergers, consolidations or sales of assets, as well as issuances of our common stock at a share price below the applicable conversion price. Until we fulfill all of our obligations under the Curative note, Curative may send a non-voting representative to attend all meetings of our board of directors.

     We have also issued Curative a warrant to purchase 600,846 shares of our common stock, attached hereto as Exhibit 4.8 (the "Curative warrant"). The purchase price per share is the lesser of (i) $0.50, and (ii) the price equal to eighty percent of the average of the three intraday sale prices as reported by Bloomberg during the twenty trading days preceding the date on which Curative may elect to exercise its warrant. The Curative warrant vested fully upon Curative's funding of the Curative note. This exercise price is subject to adjustment for stock splits and combinations, dividends and distributions, reclassifications, reorganizations, mergers, consolidations or sales of assets, as well as issuances of our common stock at a share price below the applicable exercise price. The exercise period of the Curative warrant remains in effect until December 26, 2010.

     In connection with the loan in the aggregate amount of $2,100,000 obtained by us from three separate lenders (TSENVI, LLC, Bel-Cap Delaware, LLC and Bristol Investment Fund, Ltd.), each lender received from us a 10% convertible secured promissory note in the amount of $700,000 (the "TSENVI note," "Bel-Cap note" and "Bristol note," respectively, attached hereto as Exhibits 4.1, 4.2 and 4.3). We issued these notes substantially on the same terms as the Curative note. Each lender also received a warrant to purchase 250,000 shares of our common stock (the "TSENVI warrant," "Bel-Cap warrant" and "Bristol warrant," respectively, attached hereto as Exhibits 4.5, 4.6 and 4.7). We issued these warrants substantially on the same terms as the Curative warrant.

     Each of the Curative note, Curative warrant, TSENVI note, TSENVI warrant, Bel-Cap note, Bel-Cap warrant, Bristol note and Bristol warrant were issued in a private placement pursuant to Rule 506 under Regulation D promulgated under the Securities Act of 1933, as amended (the "Act"), and are governed by the securities purchase agreement (attached hereto as Exhibit 10.9) and the registration rights agreement (attached hereto as Exhibit 10.10). The securities purchase agreement sets forth the terms of the issuance and sale of the above notes and warrants, and states that, unless done to repurchase all outstanding notes, without the consent of a majority-in-interest of the lenders, we may not offer: (i) common stock at a discount to its market price on the issuance date;
(ii) securities convertible into an indeterminate number of shares of our common stock; or (iii) warrants, until the later of 180 days after the closing date, or 150 days from the effective date of the registration statement described below. For two years after the end of such 180 days or 150 days period, we must also give prior notice to Curative and the lenders of a proposed securities offering, and offer them to purchase a

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pro rata share of the securities being offered, subject to certain exceptions and unless the offering is made to repurchase all outstanding notes at maturity. The securities purchase agreement also provides for agreements by our directors, officers and certain stockholders not to dispose of any shares of our common stock until the above notes have been repaid or converted in full. Subject to certain exceptions, such lock-up agreements have been executed by all our directors, officers and the following stockholders: BDR Consulting, Inc., Quasar Investments LLC, Discretionary Investment Trust, KAB Investments, GUR Trust, Steven Kriegsman, William Brown, Michael Chunn, Dennis Hendren and The Charles Worden Trust.

     Further, the above registration rights agreement sets forth the registration rights applicable to each of the Curative note, Curative warrant, TSENVI note, TSENVI warrant, Bel-Cap note, Bel-Cap warrant, Bristol note and Bristol warrant. In connection therewith and within 45 days following the closing date, we agreed to file with the Securities and Exchange Commission (the "SEC"), and use our best efforts to obtain effectiveness of (as soon as practicable thereafter), a shelf registration statement covering the resale of the securities underlying the above notes and warrants; our failure to do so, and some other events specified in this agreement, will result in our obligation to make certain penalty payments to the holders in partial relief for the damages due to such delay or reduced ability to sell the securities underlying the above notes and warrants. We have also granted piggyback registration rights for the securities underlying the above notes and warrants, in connection with any registration statement we may file with the SEC (other than on certain forms, including Form S-4 and Form S-8), until such time when such securities may be immediately sold to the public without registration or restriction under the Act. We have agreed to bear all reasonable expenses of registration under the registration rights agreement, and also to afford certain information rights to the holders of the notes and the warrants.

     We have also entered into the security agreement, attached hereto as
Exhibit 10.11, which grants to each lender and Curative a pro rata security interest in all of our personal property and assets in connection with the TSENVI note, Bel-Cap note and Bristol note. We are also a party to certain other agreements relating to our acquisition of the Procuren assets. A copy of our press release regarding completion of the above asset acquisition from Curative and CHS is attached as Exhibit 99.1 to this current report on Form 8-K.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a)(1) FINANCIAL STATEMENTS. Audited financial statements of the Procuren business of Curative Health Services and CHS Services for the fiscal years ended December 31, 1999 and 1998 with Independent Accountant's Report, and unaudited financial statements as of September 30, 2000 and for the nine-month periods ended September 30, 1999 and 1998 shall be filed no later than 60 days after the date that this initial report on Form 8-K must be filed.

(b)(2) PRO FORMA FINANCIAL INFORMATION. Pro forma financial information relative to the acquisition of the Procuren business for the fiscal year ended December 31, 1999 and for the interim period ended September 30, 2000, shall be filed not later than 60 days after the date that this initial report on Form 8-K must be filed.


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(C)      EXHIBITS.

2.1 Amended and Restated Asset Purchase Agreement, effective as of October 12, 2000 and executed as of December 26, 2000, by and among Cytomedix, Inc., Curative Health Services, Inc. and CHS Services, Inc.

4.1 Convertible Promissory Note issued to TSENVI, LLC, dated as of December 26, 2000.

4.2 Convertible Promissory Note issued to Bel-Cap Delaware, LLC, dated as of December 26, 2000.

4.3 Convertible Promissory Note issued to Bristol Investment Fund, Ltd., dated as of December 26, 2000.

4.4 Convertible Promissory Note issued to Curative Health Services, Inc., dated as of December 26, 2000.

4.5      Warrant issued to TSENVI, LLC, dated as of December 26, 2000.

4.6      Warrant issued to Bel-Cap Delaware, LLC, dated as of December 26, 2000.

4.7 Warrant issued to Bristol Investment Fund, Ltd., dated as of December 26, 2000.

4.8 Warrant issued to Curative Health Services, Inc., dated as of December 26, 2000.

10.1 Supply Agreement, dated as of December 26, 2000, by and between Cytomedix, Inc. and Curative Health Services, Inc.

10.2 Royalty Agreement, dated as of December 26, 2000, by and between Cytomedix, Inc. and Curative Health Services, Inc.

10.3 Transitional Services Agreement, dated as of December 26, 2000, by and between Cytomedix, Inc. and Curative Health Services, Inc.

10.4 Assignment and Assumption Agreement, dated as of December 26, 2000, by and between Cytomedix, Inc. and Curative Health Services, Inc.

10.5 Form of Lease Assignment and Assumption Agreement, dated as of December 26, 2000, by and between Cytomedix, Inc. and Curative Health Services, Inc.

10.6 Assignment of Marks, dated as of December 26, 2000, by and among Cytomedix, Inc., Curative Health Services, Inc. (formerly known as Curative Technologies, Inc. and Curatech, Inc.) and CHS Services, Inc.

10.7 Assignment of Patents, dated as of December 26, 2000, by and among Cytomedix, Inc., Curative Health Services, Inc. (formerly known as Curative Technologies, Inc. and Curatech, Inc.) and CHS Services, Inc.

10.8 Assignment of Copyrights, dated as of December 26, 2000, by and among Cytomedix, Inc., Curative Health Services, Inc. and CHS Services, Inc.

10.9 Securities Purchase Agreement, dated as of December 26, 2000, by and among Cytomedix, Inc., TSENVI, LLC, Bel-Cap Delaware, LLC, Bristol Investment Fund, Ltd. and Curative Health Services, Inc.

10.10 Registration Rights Agreement, dated as of December 26, 2000, by and among Cytomedix, Inc., TSENVI, LLC, Bel-Cap Delaware, LLC, Bristol Investment Fund, Ltd. and Curative Health Services, Inc.

10.11 Security Agreement, dated as of December 26, 2000, by and among Cytomedix, Inc., TSENVI, LLC, Bel-Cap Delaware, LLC, Bristol Investment Fund, Ltd. and Curative Health Services, Inc.

99.1     Press Release of Cytomedix, Inc. dated January 2, 2001.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      CYTOMEDIX, INC.


                                      -----------------------------------------
                                      (Registrant)

Dated: January 17, 2001               By: /s/ James A. Cour
                                         --------------------------------------
                                         James A. Cour
                                         President and Chief Executive Officer












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                                  EXHIBIT LIST

2.1 Amended and Restated Asset Purchase Agreement, effective as of October 12, 2000 and executed as of December 26, 2000, by and among Cytomedix, Inc., Curative Health Services, Inc. and CHS Services, Inc.

4.1 Convertible Promissory Note issued to TSENVI, LLC, dated as of December 26, 2000.

4.2 Convertible Promissory Note issued to Bel-Cap Delaware, LLC, dated as of December 26, 2000.

4.3 Convertible Promissory Note issued to Bristol Investment Fund, Ltd., dated as of December 26, 2000.

4.4 Convertible Promissory Note issued to Curative Health Services, Inc., dated as of December 26, 2000.

4.5      Warrant issued to TSENVI, LLC, dated as of December 26, 2000.

4.6      Warrant issued to Bel-Cap Delaware, LLC, dated as of December 26, 2000.

4.7 Warrant issued to Bristol Investment Fund, Ltd., dated as of December 26, 2000.

4.8 Warrant issued to Curative Health Services, Inc., dated as of December 26, 2000.

10.1 Supply Agreement, dated as of December 26, 2000, by and between Cytomedix, Inc. and Curative Health Services, Inc.

10.2 Royalty Agreement, dated as of December 26, 2000, by and between Cytomedix, Inc. and Curative Health Services, Inc.

10.3 Transitional Services Agreement, dated as of December 26, 2000, by and between Cytomedix, Inc. and Curative Health Services, Inc.

10.4 Assignment and Assumption Agreement, dated as of December 26, 2000, by and between Cytomedix, Inc. and Curative Health Services, Inc.

10.5 Form of Lease Assignment and Assumption Agreement, dated as of December 26, 2000, by and between Cytomedix, Inc. and Curative Health Services, Inc.

10.6 Assignment of Marks, dated as of December 26, 2000, by and among Cytomedix, Inc., Curative Health Services, Inc. (formerly known as Curative Technologies, Inc. and Curatech, Inc.) and CHS Services, Inc.

10.7 Assignment of Patents, dated as of December 26, 2000, by and among Cytomedix, Inc., Curative Health Services, Inc. (formerly known as Curative Technologies, Inc. and Curatech, Inc.) and CHS Services, Inc.

10.8 Assignment of Copyrights, dated as of December 26, 2000, by and among Cytomedix, Inc., Curative Health Services, Inc. and CHS Services, Inc.

10.9 Securities Purchase Agreement, dated as of December 26, 2000, by and among Cytomedix, Inc., TSENVI, LLC, Bel-Cap Delaware, LLC, Bristol Investment Fund, Ltd. and Curative Health Services, Inc.

10.10 Registration Rights Agreement, dated as of December 26, 2000, by and among Cytomedix, Inc., TSENVI, LLC, Bel-Cap Delaware, LLC, Bristol Investment Fund, Ltd. and Curative Health Services, Inc.

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10.11    Security Agreement, dated as of December 26, 2000, by and among
         Cytomedix, Inc., TSENVI, LLC, Bel-Cap Delaware, LLC, Bristol Investment Fund, Ltd. and Curative Health Services, Inc.

99.1     Press Release of Cytomedix, Inc. dated January 2, 2001.




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